                                                                   EXHIBIT 99.11

I DIRECT THAT SHARES REPRESENTING MY PART OF THE CAP          Please mark   [X]
BE VOTED BY THE TRUSTEE AS FOLLOWS:                           your votes as
                                                              indicated in
                                                              this example



--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to            FOR    AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among             [ ]      [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a Delaware
corporation, CorvettePorsche Corp., a
Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as
"New Parent," Corvette Merger Corp. (which
was renamed C Merger Corp.), a Delaware
corporation and a wholly owned subsidiary of
New Parent, and Porsche Merger Corp. (which
was renamed P Merger Corp.), a Delaware
corporation and a wholly owned subsidiary of
New Parent.
--------------------------------------------------------------------------------

I PLAN TO ATTEND THE SPECIAL MEETING                                       [ ]
--------------------------------------------------------------------------------


                      -----         UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                           |        DATE, SIGN AND RETURN THIS VOTING DIRECTION
                           |        CARD FOR RECEIPT BY______, 2002.
                           |
                           |        Dated: _______________________________, 2002



                                    ____________________________________________
                                                   Signature


                                    Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE
                                                                               C
                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

I DIRECT THAT MY PRO RATA PORTION OF ALL SHARES OF         Please mark     [X]
STOCK REPRESENTING THE INTEREST OF CAP PARTICIPANTS        your votes as
WHO FAIL TO GIVE VOTING DIRECTION BE VOTED BY THE          indicated in
TRUSTEE AS FOLLOWS:                                        this example
--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to            FOR    AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among             [ ]      [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a Delaware
corporation, CorvettePorsche Corp., a
Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as
"New Parent," Corvette Merger Corp. (which
was renamed C Merger Corp.), a Delaware
corporation and a wholly owned subsidiary of
New Parent, and Porsche Merger Corp. (which
was renamed P Merger Corp.), a Delaware
corporation and a wholly owned subsidiary of
New Parent.
--------------------------------------------------------------------------------

I PLAN TO ATTEND THE SPECIAL MEETING                                       [ ]
--------------------------------------------------------------------------------


                       -----        UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                            |       DATE, SIGN AND RETURN THIS VOTING DIRECTION
                            |       CARD FOR RECEIPT BY_______, 2002.
                            |
                            |       Dated: _______________________________, 2002



                                    ____________________________________________
                                                    Signature


                                    Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE
                                                                              CF

                                       CAP
   TOSCO CORPORATION CAPITAL ACCUMULATION PLAN CONFIDENTIAL VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS________, 2002

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Tosco Corporation Capital Accumulation Plan ("CAP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ______, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting on ______, 2002.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by ________, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before _______, 2002, any shares in the CAP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

PHILLIPS PETROLEUM COMPANY AND TOSCO CORPORATION HAVE ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:


1.       Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by __________, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                       CAP
            TOSCO CORPORATION CAPITAL ACCUMULATION PLAN CONFIDENTIAL
                           FIDUCIARY VOTING DIRECTIONS
   PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Tosco Corporation Capital Accumulation Plan ("CAP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ______, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the CAP that I become a fiduciary of the CAP for voting such shares; that I must act in the best interests of all participants of the CAP when giving directions for voting shares not representing my part of the CAP; that I have read and understand my duties as a fiduciary as they are described on pages 7 and 8 of the CAP Summary Plan Description/Prospectus
Update dated September 14, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

PHILLIPS PETROLEUM COMPANY AND TOSCO CORPORATION HAVE ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by ______ 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE

I DIRECT THAT SHARES REPRESENTING MY PART OF THE             Please mark   [X]
LTSSP BE VOTED BY THE TRUSTEE AS FOLLOWS:                    your votes as
                                                             indicated in
                                                             this example
--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to            FOR    AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among             [ ]      [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a Delaware corporation, CorvettePorsche Corp., a
Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

--------------------------------------------------------------------------------
I PLAN TO ATTEND THE SPECIAL MEETING                                       [ ]
--------------------------------------------------------------------------------


                                    UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                                    DATE, SIGN AND RETURN THIS VOTING DIRECTION
                                    CARD FOR RECEIPT BY ______, 2002.

                       -----        Dated:  ______________________________, 2002
                            |
                            |
                            |       ____________________________________________
                            |                        Signature

                                    Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE
                                                                               L
                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

I DIRECT THAT MY PRO RATA PORTION OF (1) ALL                 Please mark   [X]
UNALLOCATED SHARES OF STOCK IN THE EMPLOYER STOCK            your votes as
FUND AND (2) ALL SHARES OF STOCK REPRESENTING THE            indicated in
INTEREST OF LTSSP PARTICIPANTS WHO FAIL TO GIVE              this example
VOTING DIRECTION BE VOTED BY THE TRUSTEE AS FOLLOWS:
--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to            FOR    AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among             [ ]      [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a Delaware corporation, CorvettePorsche Corp., a
Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

--------------------------------------------------------------------------------
I PLAN TO ATTEND THE SPECIAL MEETING                                       [ ]
--------------------------------------------------------------------------------


                       -----        UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                            |       DATE, SIGN AND RETURN THIS VOTING DIRECTION
                            |       CARD FOR RECEIPT BY _______, 2002.
                            |
                            |       Dated: _______________________________, 2002


                                    ____________________________________________
                                                     Signature

                                    Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE
                                                                              LF

                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ______, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting on ______, 2002.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by________, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before _______, 2002, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by __________, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE
--------------------------------------------------------------------------------
                             - FOLD AND DETACH HERE -

                                      LTSSP
               LTSSP PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
   PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ______, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 16, 17 and 18 of the LTSSP Summary Plan Description/Prospectus dated July 1, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by______ 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE

I DIRECT THAT SHARES REPRESENTING MY PART OF THE             Please mark   [X]
LTSSP BE VOTED BY THE TRUSTEE AS FOLLOWS:                    your votes as
                                                             indicated in
                                                             this example
--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to            FOR    AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among             [ ]      [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a
Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

--------------------------------------------------------------------------------
I PLAN TO ATTEND THE SPECIAL MEETING                                       [ ]
--------------------------------------------------------------------------------


                                    UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                                    DATE, SIGN AND RETURN THIS VOTING DIRECTION
                                    CARD FOR RECEIPT BY __________, 2002.

                     -----          Dated:  ______________________________, 2002
                          |
                          |
                          |         ____________________________________________
                          |                          Signature

                                    Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE
                                                                               L
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR          B
CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE __________,
2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

- On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

-        Enter your eleven-digit Control Number which is indicated below.

To vote as the Board of Directors recommends, press 1.

WHEN YOU PRESS 1, YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL

                              THANK YOU FOR VOTING

[PHILLIPS 66           PHILLIPS PETROLEUM COMPANY SPECIAL
   LOGO]              MEETING (DATE), 2002 ADMISSION TICKET

                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS________, 2002

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ________, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by________, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before___________, 2002, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.



             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE









--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                             YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                   PLEASE VOTE

I DIRECT THAT SHARES REPRESENTING MY PART OF THE             Please mark   [X]
THRIFT PLAN BE VOTED BY THE TRUSTEE AS FOLLOWS:              your votes as
                                                             indicated in
                                                             this example

--------------------------------------------------------------------------------
COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to            FOR    AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among             [ ]      [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a
Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

--------------------------------------------------------------------------------
I PLAN TO ATTEND THE SPECIAL MEETING                                       [ ]
--------------------------------------------------------------------------------


                                    UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                                    DATE, SIGN AND RETURN THIS VOTING DIRECTION
                                    CARD FOR RECEIPT BY________, 2002.

                      -----         Dated:  ______________________________, 2002
                           |
                           |
                           |
                           |        ____________________________________________
                                                     Signature

                                    Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE
                                                                               T
                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

I DIRECT THAT SHARES REPRESENTING MY PART OF THE             Please mark   [X]
LTSSP BE VOTED BY THE TRUSTEE AS FOLLOWS:                    your votes as
                                                             indicated in
                                                             this example

--------------------------------------------------------------------------------
COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among             FOR    AGAINST   ABSTAIN
Phillips Petroleum Company, Conoco Inc.,                [ ]      [ ]       [ ]
a Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

--------------------------------------------------------------------------------
I PLAN TO ATTEND THE SPECIAL MEETING                                       [ ]
--------------------------------------------------------------------------------

                                    UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                                    DATE, SIGN AND RETURN THIS VOTING DIRECTION
                                    CARD FOR RECEIPT BY_______, 2002.

                      -----         Dated:  ______________________________, 2002
                           |
                           |
                           |
                           |        ____________________________________________
                                                     Signature

                                    Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE
                                                                               L

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS________, 2002

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on_________, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by________, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before______, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

 PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before_________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
                                       OR

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by _______, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS________, 2002

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ______, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by________, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before______, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before_________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by______, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE

I DIRECT THAT SHARES REPRESENTING MY PART OF THE          Please mark      [X]
LTSSP BE VOTED BY THE TRUSTEE AS FOLLOWS:                 your votes as
                                                          indicated in
                                                          this example


--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to           FOR     AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among            [ ]       [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.



--------------------------------------------------------------------------------
                                        I PLAN TO ATTEND THE SPECIAL MEETING [ ]
--------------------------------------------------------------------------------




                                        UNLESS YOU VOTE BY TELEPHONE, PLEASE
                                        MARK, DATE, SIGN AND RETURN THIS VOTING
                                        DIRECTION CARD FOR RECEIPT BY ______,
                                        2002.

                         -----          Dated: ____________________________,2002
                              |
                              |
                              |         ________________________________________
                              |                        Signature

                                        Your signature on this Voting Direction
                                        card should be exactly the same as the
                                        name imprinted hereon.


                            PLEASE VOTE

                                                                               L

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

I DIRECT THAT MY PRO RATA PORTION OF (1) ALL              Please mark      [X]
UNALLOCATED SHARES OF STOCK IN THE EMPLOYER               your votes as
STOCK FUND AND (2) ALL SHARES OF STOCK                    indicated in
REPRESENTING THE INTEREST OF LTSSP                        this example
PARTICIPANTS WHO FAIL TO GIVE VOTING
DIRECTION BE VOTED BY THE TRUSTEE AS
FOLLOWS:



--------------------------------------------------------------------------------
COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to           FOR     AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among            [ ]       [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.




--------------------------------------------------------------------------------
                                        I PLAN TO ATTEND THE SPECIAL MEETING [ ]
--------------------------------------------------------------------------------




                                        UNLESS YOU VOTE BY TELEPHONE, PLEASE
                                        MARK, DATE, SIGN AND RETURN THIS VOTING
                                        DIRECTION CARD FOR RECEIPT BY _______,
                                        2002.

                         -----          Dated: ___________________________, 2002
                              |
                              |
                              |         ________________________________________
                              |                        Signature

                                        Your signature on this Voting Direction
                                        card should be exactly the same as the
                                        name imprinted hereon.


                            PLEASE VOTE

                                                                              LF

                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
   PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ______, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by ________, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before ___________, 2002, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by __________, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                      LTSSP
                      LTSSP CONFIDENTIAL VOTING DIRECTIONS
   PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ______, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting.

         I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 16, 17 and 18 of the LTSSP Summary Plan Description/Prospectus dated July 1, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by __________, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE

I DIRECT THAT SHARES REPRESENTING MY PART OF THE          Please mark      [X]
THRIFT PLAN BE VOTED BY THE TRUSTEE AS FOLLOWS:           your votes as
                                                          indicated in
                                                          this example



--------------------------------------------------------------------------------
COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to adopt     FOR     AGAINST   ABSTAIN
the Agreement and Plan of Merger, dated as of
November 18, 2001, by and among Phillips Petroleum       [ ]       [ ]       [ ]
Company, Conoco Inc., a Delaware corporation,
CorvettePorsche Corp., a Delaware corporation, which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp.
(which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New
Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.



--------------------------------------------------------------------------------
                                        I PLAN TO ATTEND THE SPECIAL MEETING [ ]
--------------------------------------------------------------------------------




                                        UNLESS YOU VOTE BY TELEPHONE, PLEASE
                                        MARK, DATE, SIGN AND RETURN THIS VOTING
                                        DIRECTION CARD FOR RECEIPT BY ________,
                                        2002.

                          -----         Dated: ___________________________, 2002
                               |
                               |
                               |        ________________________________________
                               |                       Signature

                                        Your signature on this Voting Direction
                                        card should be exactly the same as the
                                        name imprinted hereon.


                            PLEASE VOTE                                        T

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

I DIRECT THAT MY PRO RATA PORTION OF ALL                  Please mark      [X]
SHARES OF STOCK REPRESENTING THE INTEREST OF              your votes as
THRIFT PLAN PARTICIPANTS WHO FAIL TO GIVE                 indicated in
VOTING DIRECTION BE VOTED BY THE TRUSTEE AS               this example
FOLLOWS:

--------------------------------------------------------------------------------
COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to           FOR     AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among            [ ]       [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a
Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.



--------------------------------------------------------------------------------
                                        I PLAN TO ATTEND THE SPECIAL MEETING [ ]
--------------------------------------------------------------------------------




                                        UNLESS YOU VOTE BY TELEPHONE, PLEASE
                                        MARK, DATE, SIGN AND RETURN THIS VOTING
                                        DIRECTION CARD FOR RECEIPT BY _______,
                                        2002.

                          -----         Dated: ___________________________, 2002
                               |
                               |
                               |        ________________________________________
                               |                       Signature

                                        Your signature on this Voting Direction
                                        card should be exactly the same as the
                                        name imprinted hereon.


                            PLEASE VOTE

                                                                              TF

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on _____, 2002, at 10:00 local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by ________, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before ______, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by __________, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                     THRIFT
              THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on _________, 2001, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on pages 27 and 28 of the Thrift Summary Plan Description/Prospectus dated July 1, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.       Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by ______, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE

I DIRECT THAT SHARES REPRESENTING MY PART OF THE          Please mark      [X]
THRIFT PLAN BE VOTED BY THE TRUSTEE AS FOLLOWS:           your votes as
                                                          indicated in
                                                          this example

--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to           FOR     AGAINST   ABSTAIN
adopt the Agreement and Plan of Merger,
dated as of November 18, 2001, by and among            [ ]       [ ]       [ ]
Phillips Petroleum Company, Conoco Inc., a
Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed
"ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.



--------------------------------------------------------------------------------
                                        I PLAN TO ATTEND THE SPECIAL MEETING [ ]
--------------------------------------------------------------------------------




                                        UNLESS YOU VOTE BY TELEPHONE, PLEASE
                                        MARK, DATE, SIGN AND RETURN THIS VOTING
                                        DIRECTION CARD FOR RECEIPT BY
                                        __________, 2002.

                            -----       Dated: ___________________________, 2002
                                 |
                                 |
                                 |      ________________________________________
                                 |                     Signature

                                        Your signature on this Voting Direction
                                        card should be exactly the same as the
                                        name imprinted hereon.


                            PLEASE VOTE

                                                                               T

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR
CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE _______,             B
2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

- On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

-        Enter your eleven-digit Control Number which is indicated below.

To vote as the Board of Directors recommends, press 1.

WHEN YOU PRESS 1, YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL

                              THANK YOU FOR VOTING

[PHILLIPS 66 LOGO]      PHILLIPS PETROLEUM COMPANY SPECIAL
                        MEETING (DATE), 2002 ADMISSION TICKET

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
   PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS _________, 2002

         The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ________, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

         If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by _______, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before ______, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.


             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE




--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -




PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                             YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL-FREE 1-800-840-1208 on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction card and return it promptly in the enclosed envelope. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                   PLEASE VOTE

[PHILLIPS 66 LETTERHEAD]



                                                  ____________ _, 2002

To: Phillips Domestic Employees

On December 14, 1995, the Compensation and Benefits Arrangements Stock Trust ("CBT") was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 27.6 million shares of the Company's common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company ("Trustee").

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from domestic and certain foreign employees of the Company and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the Voting Direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee's vote of approximately 95 percent of the 27.6 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

These 27.6 million shares in the CBT represent approximately [7] percent of Phillips stock eligible to be voted at the Special Stockholders Meeting on _______, 2002. These shares, combined with the approximately [8] percent stock ownership held by the Thrift Plan of Phillips Petroleum Company and the Long-Term Stock Savings Plan of Phillips Petroleum Company, give employees a strong voice in the direction of the Company.



                                                  Phillips Petroleum Company

Enclosure


[PHILLIPS 66 LOGO]      PHILLIPS PETROLEUM COMPANY SPECIAL
                        MEETING (DATE), 2002 ADMISSION TICKET

                                                                    THRIFT/LTSSP

                        VANGUARD FIDUCIARY TRUST COMPANY
                                 P. O. BOX 2900
                             VALLEY FORGE, PA 19482

                   IMPORTANT THRIFT/LTSSP VOTING INSTRUCTIONS
   PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS _________, 2002

         We at Vanguard are pleased to be the Trustee for the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") and the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP").

         This package contains your confidential Voting Direction cards to instruct the Trustee of the Thrift Plan and the LTSSP how to vote shares of Phillips Petroleum Company common stock described on the enclosed card(s). The voting will take place at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ________, 2002, at __:__ local time.

         Also enclosed is the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting on _________, 2002. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE:  ONLY THE VOTING CARD(S) THAT APPLY TO YOU ARE ENCLOSED.

                             YOUR VOTE IS IMPORTANT!

         The Thrift Plan and LTSSP participants who direct the Trustee how to vote shares held by these plans have an important voice in matters which affect Phillips Petroleum Company.

                        YOU CAN VOTE IN ONE OF TWO WAYS:

ELECTION          IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO
   1              RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR
                  BEFORE _______, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT
                  RETURN YOUR CARD(S) BY MAIL.

                  HAVE YOUR VOTING DIRECTION CARD IN HAND.

                  TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

                  - On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

                  - Enter your eleven-digit Control Number which is indicated on the bottom of the Voting Direction card.

                  To vote as the Board of Directors recommends, press 1.

                  WHEN YOU PRESS 1, YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL


                  YOUR VOTE WILL BE REPEATED AND YOU WILL HAVE AN OPPORTUNITY TO CONFIRM IT.

                                       OR

ELECTION          MARK, SIGN AND DATE YOUR CARD(S) AND RETURN PROMPTLY IN THE
   2              ENCLOSED ENVELOPE. CARD(S) MUST BE RECEIVED BY ________, 2002.
                  IF YOU ARE OUTSIDE THE UNITED STATES, PUERTO RICO OR CANADA,
                  YOU MUST RETURN YOUR VOTING DIRECTION CARD BY MAIL TO VOTE.


[PHILLIPS 66 LOGO]     PHILLIPS PETROLEUM COMPANY SPECIAL
                       MEETING (DATE), 2002 ADMISSION TICKET

I DIRECT THAT MY ALLOCATED PORTION OF DOMESTIC            Please mark
SHARES HELD IN THE CBT WHICH INCLUDES SHARES              your votes as  [X]
REPRESENTING THE INTERESTS OF EMPLOYEES WHO FAIL          indicated in
TO GIVE VOTING DIRECTIONS BE VOTED BY THE TRUSTEE         this example
AS FOLLOWS:

-------------------------------------------------------------------------------
COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to adopt
the Agreement and Plan of Merger, dated as of
November 18, 2001, by and among Phillips Petroleum
Company, Conoco Inc., a Delaware corporation,          FOR   AGAINST   ABSTAIN
CorvettePorsche Corp., a Delaware corporation,         [ ]     [ ]       [ ]
which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp.
(which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New
Parent, and Porsche Merger Corp. (which was renamed
P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

-------------------------------------------------------------------------------

                                       I PLAN TO ATTEND THE SPECIAL MEETING [ ]
-------------------------------------------------------------------------------






                        -----
                             |
                             | UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK, DATE, | SIGN AND RETURN THIS VOTING DIRECTION CARD FOR
                             |  RECEIPT BY __________, 2002.

                                Dated:___________________________________, 2002



                                _______________________________________________
                                                  Signature

                                Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

--------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE _________, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

      HAVE YOUR VOTING DIRECTION CARD IN HAND.

      TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

      - On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

      -     Enter your eleven-digit Control Number which is indicated below.

      To vote as the Board of Directors recommends, press 1.

      WHEN YOU PRESS 1, YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL

                              THANK YOU FOR VOTING

[PHILLIPS 66 LOGO]       PHILLIPS PETROLEUM COMPANY SPECIAL
                         MEETING (DATE), 2002 ADMISSION TICKET

                   CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS _______, 2002

COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING FIDUCIARY.

      The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Phillips Petroleum Company Compensation and Benefits Arrangements Stock Trust ("CBT") vote all shares of Phillips Petroleum Company common stock (described on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ________, 2002, at __:__ local time and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting.

      I understand that by electing to direct the Trustee's vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by telephone. If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by ______, 2002, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by telephone on or before __________, 2002, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.


--------------------------------------------------------------------------------

      This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of Phillips Petroleum Company common stock described on the back of the card.

      Also enclosed is the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

--------------------------------------------------------------------------------


             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -






PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                        YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL-FREE 1-800-840-1208 on or before ______, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction and return it promptly in the enclosed envelope for receipt by _______, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                   PLEASE VOTE

EMPLOYEES WHO DIRECT THE CBT TRUSTEE HOW TO VOTE SHARES HELD BY THIS TRUST HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY

                                                          Please mark
                                                          your votes as  [X]
                                                          indicated in
                                                          this example

I DIRECT THAT SHARES REPRESENTING MY PART OF THE
RSP BE VOTED BY THE TRUSTEE AS FOLLOWS:



--------------------------------------------------------------------------------
COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to adopt
the Agreement and Plan of Merger, dated as of
November 18, 2001, by and among Phillips Petroleum
Company, Conoco Inc., a Delaware corporation,         FOR   AGAINST   ABSTAIN
CorvettePorsche Corp., a Delaware corporation,        [ ]     [ ]       [ ]
which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp.
(which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New
Parent, and Porsche Merger Corp. (which was renamed
P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

--------------------------------------------------------------------------------


                                        I PLAN TO ATTEND THE SPECIAL MEETING [ ]
--------------------------------------------------------------------------------


                        -----
                             |
                             | UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK, DATE, | SIGN AND RETURN THIS VOTING DIRECTION CARD FOR
                             |  RECEIPT BY __________, 2002.

                                Dated:___________________________________, 2002



                                _______________________________________________
                                                  Signature

                                Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

--------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE _________, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

      HAVE YOUR VOTING DIRECTION CARD IN HAND.

      TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

      - On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

      -     Enter your eleven-digit Control Number which is indicated below.

      To vote as the Board of Directors recommends, press 1.

      WHEN YOU PRESS 1, YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL

                              THANK YOU FOR VOTING

[PHILLIPS LOGO]          PHILLIPS PETROLEUM COMPANY SPECIAL
                         MEETING (DATE), 2002 ADMISSION TICKET

                        RSP CONFIDENTIAL VOTING DIRECTION
           PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS
                                  _______, 2002

      The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings of Phillips Petroleum Company ("RSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ________, 2002, at __:__ local time and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice of Proxy Statement.

      If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by _____, 2002, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by telephone on or before _______, 2002, any shares representing your part of the Retirement Savings Plan will be voted by the Trustee at the Trustee's discretion.


--------------------------------------------------------------------------------

      This package contains your confidential Voting Direction card to instruct the Trustee of the RSP how to vote shares of Phillips Petroleum Company common stock described on the back of the card below representing your interest in the RSP.

      Also enclosed is the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

--------------------------------------------------------------------------------


             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -






PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                          YOUR VOTE IS IMPORTANT!
                          YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL-FREE 1-800-840-1208 on or before ______, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                         OR

2. Mark, sign and date your Voting Direction and return it promptly in the enclosed envelope for receipt by _______, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                   PLEASE VOTE

EMPLOYEES WHO DIRECT THE CBT TRUSTEE HOW TO VOTE SHARES HELD BY THIS TRUST HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY

                                                          Please mark
                                                          your votes as  [X]
                                                          indicated in
                                                          this example

I DIRECT THAT SHARES REPRESENTING MY PART OF THE
SSP BE VOTED BY THE TRUSTEE AS FOLLOWS:



-------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to adopt      FOR   AGAINST   ABSTAIN
the Agreement and Plan of Merger, dated as of           [ ]     [ ]       [ ]
November 18, 2001, by and among Phillips Petroleum
Company, Conoco Inc., a Delaware corporation,
CorvettePorsche Corp., a Delaware corporation, which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche
Merger Corp. (which was renamed P Merger Corp.), a
Delaware corporation and a wholly owned subsidiary of New Parent.

-------------------------------------------------------------------------------


                                        I PLAN TO ATTEND THE SPECIAL MEETING [ ]

-------------------------------------------------------------------------------





                        -----
                             |
                             | UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK, DATE, | SIGN AND RETURN THIS VOTING DIRECTION CARD FOR
                             |  RECEIPT BY __________, 2002.

                                Dated:___________________________________, 2002



                                _______________________________________________
                                                  Signature

                                Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

--------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE _________, 2002. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

      HAVE YOUR VOTING DIRECTION CARD IN HAND.

      TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

      - On a touch-tone telephone call Toll Free 1-800-840-1208 -- 24 hours a day -- 7 days a week.

      -     Enter your eleven-digit Control Number which is indicated below.

      To vote as the Board of Directors recommends, press 1.

      WHEN YOU PRESS 1, YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL

                              THANK YOU FOR VOTING

[PHILLIPS 66 LOGO]       PHILLIPS PETROLEUM COMPANY SPECIAL
                         MEETING (DATE), 2002 ADMISSION TICKET

                        SSP CONFIDENTIAL VOTING DIRECTION
           PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS
                                  _______, 2002

      The undersigned hereby directs that Merrill Lynch Trust Company, Trustee of the Tosco Corporation Store Savings Plan ("SSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on ________, 2002, at __:__ local time and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice of Proxy Statement.

      If Mellon Investor Services LLC, the Tabulator for the Trustee, Merrill Lynch Trust Company, does not receive this Voting Direction card by _____, 2002, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by telephone on or before _______, 2002, any shares representing your part of the SSP will be voted by the Trustee in the same proportion as the share for which the Trustee has received instructions.



--------------------------------------------------------------------------------

      This package contains your confidential Voting Direction card to instruct the Trustee of the SSP how to vote shares of Phillips Petroleum Company common stock described on the back of the card below representing your interest in the SSP.

      Also enclosed is the Joint Proxy Statement/Prospectus and the Company's Notice of a Special Meeting. Please use these to help you decide how to direct the way the Trustee (Merrill Lynch Trust Company) should vote.

--------------------------------------------------------------------------------


             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



PHILLIPS PETROLEUM COMPANY AND TOSCO CORPORATION HAVE ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                          YOUR VOTE IS IMPORTANT!
                          YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL-FREE 1-800-840-1208 on or before ______, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction and return it promptly in the enclosed envelope for receipt by _______, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

                                   PLEASE VOTE

I DIRECT THAT SHARES REPRESENTING MY PART OF THE THRIFT PLAN BE VOTED BY THE TRUSTEE AS FOLLOWS:

                                                               Please mark   [X]
                                                               your votes as
                                                               indicated in
                                                               this example

--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to adopt      FOR   AGAINST   ABSTAIN
the Agreement and Plan of Merger, dated as of           [ ]     [ ]       [ ]
November 18, 2001, by and among Phillips Petroleum
Company, Conoco Inc., a Delaware corporation,
CorvettePorsche Corp., a Delaware corporation, which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche
Merger Corp. (which was renamed P Merger Corp.), a
Delaware corporation and a wholly owned subsidiary of New Parent.

--------------------------------------------------------------------------------
                                     I PLAN TO ATTEND THE SPECIAL MEETING  [ ]
--------------------------------------------------------------------------------

                                     UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                                     DATE, SIGN AND RETURN THIS VOTING DIRECTION
                                     CARD FOR RECEIPT BY ________, 2002.

                         -----       Dated: ______________________________, 2002
                              |
                              |
                              |      ___________________________________________
                              |                        Signature

                                     Your signature on this Voting Direction
                                     card should be exactly the same as the name imprinted hereon.


                                  PLEASE VOTE

                                                                               T

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

I DIRECT THAT MY PRO RATA PORTION OF ALL SHARES OF STOCK REPRESENTING THE INTEREST OF THRIFT PLAN PARTICIPANTS WHO FAIL TO GIVE VOTING DIRECTION BE VOTED BY THE TRUSTEE AS FOLLOWS:

                                                               Please mark   [X]
                                                               your votes as
                                                               indicated in
                                                               this example

--------------------------------------------------------------------------------

COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to adopt      FOR   AGAINST   ABSTAIN
the Agreement and Plan of Merger, dated as of           [ ]     [ ]       [ ]
November 18, 2001, by and among Phillips Petroleum
Company, Conoco Inc., a Delaware corporation,
CorvettePorsche Corp., a Delaware corporation, which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche
Merger Corp. (which was renamed P Merger Corp.), a
Delaware corporation and a wholly owned subsidiary of New Parent.

--------------------------------------------------------------------------------
                                     I PLAN TO ATTEND THE SPECIAL MEETING  [ ]
--------------------------------------------------------------------------------

                                     UNLESS YOU VOTE BY TELEPHONE, PLEASE MARK,
                                     DATE, SIGN AND RETURN THIS VOTING DIRECTION
                                     CARD FOR RECEIPT BY _______, 2002.

                        -----        Dated:_______________________________, 2002
                             |
                             |
                             |       ___________________________________________
                             |                         Signature

                                     Your signature on this Voting Direction
                                     card should be exactly the same as the name imprinted hereon.

                                  PLEASE VOTE


                                                                              TF

                                     THRIFT
                   THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

    The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on _____, 2002, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

    If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by _______, 2002, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before ______, 2002, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your Voting Direction card(s) and return promptly in the enclosed envelope for receipt by __________, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                     THRIFT
              THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
    PHILLIPS PETROLEUM COMPANY SPECIAL MEETING OF STOCKHOLDERS ________, 2002

    The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this Voting Direction card) at the Phillips Petroleum Company Special Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on _________, 2001, at __:__ local time, and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

    I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on pages 27 and 28 of the Thrift Summary Plan Description/Prospectus dated July 1, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

            YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL-FREE 1-800-840-1208 on or before _________, 2002, on a touch-tone telephone in the United States, Puerto Rico or Canada, and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your card(s) and return promptly in the enclosed envelope for receipt by ______, 2002. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

             THIS VOTING DIRECTION IS CONTINUED ON THE REVERSE SIDE

THIS PROXY WILL BE VOTED OR NOT VOTED AS YOU DIRECT BELOW. IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED FOR PROPOSAL 1.

                                                             Please mark     [X]
                                                             your votes as
                                                             indicated in
                                                             this example

--------------------------------------------------------------------------------
COMPANY RECOMMENDS A VOTE FOR: Proposal 1 to adopt      FOR   AGAINST   ABSTAIN
the Agreement and Plan of Merger, dated as of           [ ]     [ ]       [ ]
November 18, 2001, by and among Phillips Petroleum
Company, Conoco Inc., a Delaware corporation,
CorvettePorsche Corp., a Delaware corporation, which
was renamed "ConocoPhillips" and which we refer to
as "New Parent," Corvette Merger Corp. (which was
renamed C Merger Corp.), a Delaware corporation and
a wholly owned subsidiary of New Parent, and Porsche
Merger Corp. (which was renamed P Merger Corp.), a
Delaware corporation and a wholly owned subsidiary
of New Parent.
--------------------------------------------------------------------------------
                                     I PLAN TO ATTEND THE SPECIAL MEETING  [ ]
--------------------------------------------------------------------------------

                                     PLEASE MARK, DATE, SIGN AND RETURN THIS
                                     PROXY CARD PROMPTLY. TO VOTE IN ACCORDANCE
                                     WITH THE COMPANY'S RECOMMENDATIONS NO BOXES
                                     NEED BE CHECKED.

                     -----           Dated:_______________________________, 2002
                          |
                          |
                          |          ___________________________________________
                          |
                                     ___________________________________________
                                           Signature(s) of Stockholder(s)

                                     Your signature(s) on this proxy form should be exactly the same as the name(s) imprinted hereon. Persons signing as executors, administrators, trustees, or in similar capabilities, should so indicate.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


--------------------------------------------------------------------------------
IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.
--------------------------------------------------------------------------------

    HAVE YOUR VOTING DIRECTION CARD IN HAND.
    TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

    - On a touch-tone telephone call Toll Free 1-800-435-6710 -- 24 hours a day -- 7 days a week.

    -   Enter your eleven-digit Control Number which is indicated below.

    -   To vote as the Board of Directors recommends, press 1.
        To vote AGAINST, press 9;
        To ABSTAIN, press 0.


                              THANK YOU FOR VOTING

[PHILLIPS 66 LOGO]
                       PHILLIPS PETROLEUM COMPANY SPECIAL
                      MEETING (DATE), 2002 ADMISSION TICKET

                               [PHILLIPS 66 LOGO]

PROXY                                                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           PHILLIPS PETROLEUM COMPANY

                        SPECIAL MEETING __________, 2002

The undersigned hereby appoints J. MULVA, J. CARRIG and J. LOWE as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company's Special Stockholders' Meeting to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on _______ 2002, at __:__ local time, and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.



                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE
               PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



                             YOUR VOTE IS IMPORTANT!
                        YOU CAN VOTE IN ONE OF TWO WAYS:


              TELEPHONE                                   MAIL
            1-800-435-6710
                                                   Mark, sign and date
     Use any touch-tone telephone in                 your proxy card
     the United States, Puerto Rico or                     and
     Canada, to vote your proxy. Have       OR      return it in the
     your proxy card in hand when you             enclosed postage-paid
     call. You will be prompted to                      envelope.
     enter your control number, located
     on the reverse side, and then
     follow the directions given.



                 IF YOU VOTE YOUR PROXY BY TELEPHONE, YOU DO NOT
                       NEED TO MAIL BACK YOUR PROXY CARD.